Exhibit 10.17.3

CONFIRMATION OF AMENDMENT NO. 1

TO LICENSE AND DISTIBUTION AGREEMENT

The undersigned Trividia Manufacturing Solutions, Inc. F/K/A Nipro Consumer Healthcare, Inc. and d/b/a P.J. Noyes Company, a New Hampshire corporation with its principal offices located at 89 Bridge Street, Lancaster, New Hampshire 03584 (“Licensor”), hereby represents, warrants and confirms to Span-America Medical Systems, Inc., a South Carolina corporation with its principal offices located at 70 Commerce Center, Greenville, South Carolina 29615 (“Licensee”) as follows:

1.

On January 25, 2016, Nipro Consumer Healthcare, Inc. changed its corporate name to Trividia Manufacturing Solutions, Inc. by an amendment to its Articles of Incorporation that was duly authorized and adopted by all requite corporate action, a copy of which is attached hereto as Exhibit A;

2.

The signature under the name “Nipro Consumer Healthcare, Inc.” on that certain Amendment No.1 to License and Distribution Agreement dated February 1, 2016 by and among Licensor and Licensee (the “Amendment”) amending and extending the term of that certain License and Distribution Agreement effective October 4, 2010 by and among Licensor and Licensee (the “Agreement”) constitutes the duly authorized, valid signature of the Amendment on behalf of the Licensor;

3.

The Agreement as amended by the Amendment constitutes the legal, valid and binding obligation of Licensor enforceable against Licensor in accordance with its terms, except to the extent enforcement thereof may be limited by (i) applicable bankruptcy, reorganization, insolvency or moratorium Laws, or other Laws affecting the enforcement of creditors’ rights, or (ii) general principles of equity; and

4.	Licensor understands and agrees that Licensee is relying on this Confirmation in continuing to perform its obligations under the Agreement as amended by the Amendment.

Trividia Manufacturing Solutions, Inc.

f/k/a Nipro Consumer Healthcare, Inc.

By: /s/ Dean G. Sorrentino

Name: Dean G. Sorrentino

Title: CFO

Date: 12/21/16

Agreed & Accepted:

Span-America Medical Systems, Inc.

By: /s/ Richard C. Coggins

Name: Richard C. Coggins

Title: CFO